ACCELERATING OUR DIGITAL TRANSFORMATION

FOURTH QUARTER AND 2021 EARNINGS | DECEMBER 2021

LEE ENTERPRISES

SAFE HARBOR

The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "aims", "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company's periodic filings with the Commission, including the factors described in the sections entitled "Risk Factors," copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this presentation.

STRATEGY FOR VALUE CREATION

Generate recurring long-term revenue growth

- Sound execution of Three Pillar Digital Growth Strategy
- Increased revenue from Amplified, digital advertising on our owned and operated websites, and digital subscription revenue

Leverage strong liquidity position and balance sheet to invest in digital future

- Expect to reach <2.5x leverage target within five years
- Healthy balance sheet and enhanced operating cash flow

Unlock full value of Lee through multiple expansion

Achieve valuation in line with digital-first peers

INTRODUCTION TO LEE ENTERPRISES (NASDAQ: LEE)

Leading provider of digital products and services and high quality, trusted, local news and information

- Deep relationships in 77 attractive, mid-size local markets
- Mid-size market focus enables greater audience engagement/deeper penetration and lower correlation to macroeconomic trends
- Typical Lee market reaches 7 out of 10 adults in a week

Fastest growing digital subscription platform in local media

- 65% YOY growth in digital subscriptions in Q4 FY2021
- Total digital only audience revenue up 44% in 2021
- Total subscribers (print + digital) up 5% in Q4 FY2021 and expected to grow over next five years

Best-in-class management team with a strong performance track record

- Consistently outperforms local media peers on revenue metrics
- Hired by Warren Buffett in 2018 to manage Berkshire Hathaway's local media operations
- Completed transformational acquisition of BH Media Group in 2020, along with comprehensive, long-term refinancing through Berkshire Hathaway

Digital advertising growing with enhanced platforms and product offerings

- Developed Amplified Digital Agency; a full service digital marketing services agency
- Amplified revenue totaled $42M in 2021, up 43% over the prior year

$795M
FY2021
Pro Forma Revenue

$424M
Annual Recurring Revenue
53% of total

$117M
FY2021 Adjusted EBITDA[2]

[1] Digital audience represents average monthly UV's on Lee's owned and operated websites in the three months ended September 2021.
[2] Adjusted EBITDA is a non-GAAP financial measure. See appendix.

LARGE AND GROWING BASE OF RECURRING, SUSTAINABLE DIGITAL REVENUE

Consumer Revenue

$358M FY2021 Revenue

402K Digital-only Subscribers

- Delivering **valuable, intensely local, original news and information**
- **Leading portfolio of ~350 daily print and digital platforms** and other highly engaging niche platforms
- Nine months subscriber growth and expect continued growth over next five years, including reaching **900,000 digital-only subscriptions**
- **Industry leading subscription-based**, recurring revenue

ST. LOUIS POST-DISPATCH [BN] BILLINGS GAZETTE The Buffalo News Omaha World-Herald LINCOLN JOURNAL STAR

Advertising & Marketing Services

$369M FY2021 Revenue

38% Digital Revenue

- Providing **complex marketing solutions** for vast addressable market of top local accounts, SMBs and national accounts
- **Amplified Digital Agency:** full-service digital marketing agency with strong digital acumen to serve large national accounts
  - Custom content capabilities
  - 6,000 active campaigns/month
  - Huge opportunity to drive revenue outside of local markets
- **Video revenue** up 160%, leading digital growth

AMPLIFIED digital

TownNews Digital Services

$19M FY2021 Revenue, net TownNews revenue $27M

- Leading web-hosting and **#1 CMS provider** in local media
- +2,000 clients in publishing, broadcast, radio and magazine
- **Total revenue 10% CAGR** over last 10 years with **+47% margins**
- Digital backbone for local markets
- Recurring, highly sticky revenue

TN TownNews

ACCELERATING DIGITAL TRANSFORMATION: THREE PILLAR DIGITAL GROWTH STRATEGY

PILLAR 1

Transform the presentation of local news and information

- Expand and upgrade video capabilities to drive outsized growth traffic and monetization
- Significantly improve digital presentations and video content
- Focus on multiformat, rich digital content
- Invest in new content channels where we have niche expertise, like Husker Extra

PILLAR 2

Accelerate subscription growth

- Transform subscription model to more than double digital-only subscriptions over next five years
- Capitalize on niche content to drive audiences and subscription revenue
- Aggressively promote dynamic video and graphic content that drives consumption, engagement and digital-only subscriptions

PILLAR 3

Diversify and expand offerings for advertisers

- Leverage content to maximize revenue through video advertising initiatives – custom content, video banner sales, performance and affiliate marketing
- Realize full value of Amplified Agency's capabilities through local market share growth and capturing out-of-market opportunities

55% of our revenue base is annual recurring revenue (ARR)

DIGITAL SUBSCRIBERS SURPASSED 400K IN 2021


Digital Only Subscribers
196,000
222,000
244,000
286,000
309,000
337,000
401,600
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Fastest growing digital subscription platform in local media

- **50%+ digital subscriber growth** in each of last five quarters
- **Total paid subscriber growth** in the last three quarters
- **$26M in digital only** subscription revenue in 2021
- Outpaced GCI and NYT growth rates in **each of the last 8 quarters**
- **Vast addressable market** with 50M UV's, 12M loyal readers
- Opportunities to grow digital product base through **new product development**

TARGET: 900,000 Digital Subscribers by end of 2026

$100M+ annual high-margin ARR by end of 2026

AMPLIFIED REVENUE GREW 43% IN 2021

Reach $100M annualized revenue from Amplified Digital Agency in three years

- **$42M revenue in 2021**, up 43% in fiscal year with growth accelerating in the last half of the year (+81% YOY)
- Fueled by Lee's **Vision platform**, a data driven omnichannel sales enablement tool
- **Expand out-of-market** opportunities adding to the already vast addressable market of local advertising dollars
- Grows base of **annual recurring revenue**
- Achieving $100M target requires 42% CAGR in the next two and a half years

Accelerated YoY growth in Q3 and Q4 FY21



Amplified Revenue
43% YoY
$29M
$42M
FY20
FY21

TARGET: $100M+ in profitable, annual recurring revenue by end of 2023

STRENGTHENED BALANCE SHEET AND REDUCED COST IN 2021



Significant Debt Reduction
3.9x Net Leverage
$576,000
$576,000
$538,290
$523,557
$498,915
$485,162
$482,616
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

- **$56M in debt reduction** in 2021 and **$94M since refinancing** in March 2020
- **Favorable credit agreement** with Berkshire Hathaway
  - **25-year runway** w/ no breakage costs or prepayment penalties
  - **Fixed annual interest rate**, no financial performance covenants and no fixed amortization
- Pension plans **fully funded** in the aggregate and not expecting any material pension contributions in 2022
- Asset sales of $25M over the last two years and **targeting $20-30M in 2022.**
- Digital transformation will diversify our revenue streams, stabilizing revenue
- **Cash costs down 3%** in 2021 on a pro forma basis
- Cost **opportunities continue to exist** within our legacy revenue streams
- Deleveraging creates potential equity upside with debt totaling more than **$80/share today**

Achieve long-term leverage target of under 2.5x in five years

FOURTH QUARTER AND FULL YEAR FINANCIAL HIGHLIGHTS

Q4 FY2021

- Total operating revenue of $193.9M, up 1% year over year.
- Subscription revenue totaled $87.8 million, down 1.6% compared to the prior year. Digital-only subscriptions at the end of the quarter totaled 402,000, or up 65% compared to the same period last year.
- Amplified Digital revenue totaled $12.0 million in the quarter, a 71% increase from the same quarter last year.
- Revenue at TownNews, our SaaS content platform, increased 8% in the fourth quarter.
- Net Income totaled $5.3M and Adjusted EBITDA totaled $25.8M, up 1% year over year.

Full Year FY2021

- Total operating revenue of $794.6M, down 3% compared to the prior year on a proforma basis
- Net Income totaled $24.8M and Adjusted EBITDA totaled $116.6M.
- Total digital revenue of $253.5M, which represented 32% of total operating revenue. Total digital revenue increased 34% year over year.
- Amplified revenue totaled $41.6M, a 43% increase compared to last year. Video revenue grew 160% over last year.
- Operating expenses totaled $744.5M and Cash Costs on a pro forma basis were down 2.7%.

A BOLD COURSE FOR OUR DIGITAL FUTURE

- Executing against clearly-defined digital transformation strategy to drive recurring, long-term revenue growth
- Well-positioned in highly attractive markets
- Best-in-class management team with a proven track record to drive results
- Improving cash flow will facilitate continued debt repayment
- Poised to drive shareholder value

LEE ENTERPRISES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Millions of Dollars)	FY Sep 2021
Net income (loss)	25
Adjusted to exclude	
Income tax expense	7
Non-operating expenses, net	25
Equity in earnings of TNI and MNI	(6)
Loss (gain) on sale of assets and other, net	8
Depreciation and amortization	43
Restructuring costs and other	7
Stock compensation	1
Add	
Ownership share of TNI and MNI EBITDA (50%)	7
Adjusted EBITDA	117

Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI.